===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      STRATEGIC GLOBAL INCOME FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                      STRATEGIC GLOBAL INCOME FUND, INC.

                               -----------------

                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS
                                March 21, 2002

                               -----------------

TO THE SHAREHOLDERS:

   The annual meeting of shareholders of Strategic Global Income Fund, Inc. ("Fund") will be held on March 21, 2002 at 10:30 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019 for the following purposes:

   (1) To elect twelve (12) Directors to serve until the annual meeting of shareholders in 2003, or until their successors are elected and qualified; and

   (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

   You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on January 18, 2002. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                          By order of the Board of Directors,


                                          Amy R. Doberman
                                          Secretary

January 28, 2002
51 West 52nd Street
New York, New York 10019-6114


                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

    Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for Director named in the attached proxy statement and "FOR" all other proposals noticed above. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy card promptly.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                     Valid Signature
- ------------                                                     ---------------
Corporate Accounts
   (1) ABC Corp................................................. ABC Corp.
                                                                 John Doe, Treasurer
   (2) ABC Corp................................................. John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer........................ John Doe
   (4) ABC Corp. Profit Sharing Plan............................ John Doe, Trustee

Partnership Accounts
   (1) The XYZ Partnership...................................... Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership..................... Jane B. Smith, General Partner

Trust Accounts
   (1) ABC Trust Account........................................ Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/18/78...................... Jane B. Doe

Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA.. John B. Smith
   (2) Estate of John B. Smith.................................. John B. Smith, Jr., Executor

                      STRATEGIC GLOBAL INCOME FUND, INC.
                              51 West 52nd Street
                         New York, New York 10019-6114

                               -----------------

                                PROXY STATEMENT

                               -----------------

          Annual Meeting of Shareholders To Be Held on March 21, 2002

   This statement is furnished to the shareholders of Strategic Global Income Fund, Inc. ("Fund") in connection with the Board of Directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on March 21, 2002 at 10:30 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019, or any adjournment or adjournments thereof ("Meeting"). This proxy statement and the related proxy card will first be mailed to shareholders on or about January 28, 2002.

   A majority of the shares outstanding on January 18, 2002, represented in person or by proxy, must be present for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" any such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

   Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality.

   The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted "FOR" the twelve nominees for Director named herein, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the meeting. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective the Fund must receive your revocation prior to the Meeting and your revocation must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby cancelling any proxy previously given.

   As of the record date, January 18, 2002, the Fund has 18,258,828 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of Brinson Advisors, Inc. ("Brinson Advisors") or UBS PaineWebber Inc. ("UBS PaineWebber/SM/*"), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the Fund. Each full share of the Fund outstanding is entitled to one vote and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

   Brinson Advisors serves as the Fund's investment advisor and administrator. Brinson Advisors, a Delaware corporation, is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG, headquartered in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS PaineWebber is 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

   The Fund's annual report containing financial statements for the fiscal year ended November 30, 2001, is being mailed to shareholders concurrently with this proxy statement.

                      PROPOSAL 1.  ELECTION OF DIRECTORS

   Proposal 1 relates to the election of Directors of the Fund. Management proposes the election of the twelve nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as the Investment Company Act of 1940, as amended ("1940 Act") defines that term ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted "FOR" the election of each of the twelve nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted "FOR" such other nominee or nominees as management may recommend.

   Messrs. Feldberg, Gowen and Malek have each served as a Director of the Fund since its inception in 1992. Mr. Bewkes has served as a Director from the Fund's inception except for a brief period in 1993. Messrs. Armstrong, Burt and Schafer and Mrs. Alexander were first elected to the Board on April 11, 1996. Effective September 20, 2001, Brian M. Storms resigned his position as director and David J. Beaubien, William W. Hewitt, Morton L. Janklow and William D. White were appointed directors of the Fund. Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund, present in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the Fund's current Directors and executive officers (21 persons) beneficially owned any shares of the Fund on December 31, 2001.

*  UBS PaineWebber is a service mark of UBS.

                                          Present Position with the                       Shares Owned
                                       Fund; Business Experience During                  Beneficially on
Nominee; Age                         Past Five Years; Other Directorships              December 31, 2001**
- ------------                         ------------------------------------              -------------------
Margo N. Alexander*; 54  Director. Mrs. Alexander is an executive vice president and a         --
                         director of UBS PaineWebber (since March 1984). She was
                         chief executive officer of Brinson Advisors from January
                         1995 to October 2000, a director (from January 1995 to
                         September 2001) and chairman (from March 1999 to
                         September 2001). Mrs. Alexander is a director or trustee of
                         22 investment companies for which Brinson Advisors, UBS
                         PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Richard Q. Armstrong; 66 Director. Mr. Armstrong is chairman and principal of R.Q.A.           --
                         Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). He is also a
                         director of AlFresh Beverages Canada, Inc. (a Canadian
                         Beverage subsidiary of AlFresh Foods Inc.) (since October
                         2000). Mr. Armstrong was chairman of the board, chief
                         executive officer and co-owner of Adirondack Beverages
                         (producer and distributor of soft drinks and sparkling/still waters) (October 1993-March 1995). He was a partner of The
                         New England Consulting Group (management consulting
                         firm) (December 1992-September 1993). He was managing
                         director of LVMH U.S. Corporation (U.S. subsidiary of the
                         French luxury goods conglomerate, Louis Vuitton Moet
                         Hennessey Corporation) (1987-1991) and chairman of its
                         wine and spirits subsidiary, Schieffelin & Somerset Company
                         (1987-1991). Mr. Armstrong is a director or trustee of
                         22 investment companies for which Brinson Advisors, UBS
                         PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

David J. Beaubien; 67    Director. Mr. Beaubien is chairman of Yankee                          --
                         Environmental Systems, Inc., a manufacturer of
                         meteorological measuring systems. Prior to January 1991, he was senior vice president of EG&G, Inc., a company which
                         makes and provides a variety of scientific and technically oriented products and services. He is also director of IEC
                         Electronics, Inc., a manufacturer of electronic assemblies.
                         From 1985 to January 1995, Mr. Beaubien served as a director or trustee on the boards of the Kidder, Peabody & Co.
                         Incorporated mutual funds. Mr. Beaubien is a director or
                         trustee of 22 investment companies for which Brinson
                         Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

                                             Present Position with the                      Shares Owned
                                          Fund; Business Experience During                 Beneficially on
Nominee; Age                            Past Five Years; Other Directorships             December 31, 2001**
- ------------                            ------------------------------------             -------------------
E. Garrett Bewkes, Jr.*; 75 Director and Chairman of the Board of Directors.                     --
                            Mr. Bewkes serves as a consultant to UBS PaineWebber
                            (since May 1999). Prior to November 2000, he was a
                            director of Paine Webber Group Inc. ("PW Group,"
                            formerly the holding company of UBS PaineWebber and
                            Brinson Advisors) and prior to 1996, he was a consultant to
                            PW Group. Prior to 1988, he was chairman of the board,
                            president and chief executive officer of American Bakeries
                            Company. Mr. Bewkes is a director of Interstate Bakeries
                            Corporation. Mr. Bewkes is a director or trustee of 32
                            investment companies for which Brinson Advisors, UBS
                            PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Richard R. Burt; 54         Director. Mr. Burt is chairman of IEP Advisors, LLP                  --
                            (international investments and consulting firm) (since
                            March 1994) and a partner of McKinsey & Company
                            (management consulting firm) (since 1991). He is also a
                            director of Archer-Daniels-Midland Company (agricultural
                            commodities), Hollinger International Company
                            (publishing), six investment companies in the Deutsche
                            Bank family of funds, nine investment companies in the
                            Flag Investors family of funds, The Central European Fund,
                            Inc. and The Germany Fund, Inc., vice chairman of Anchor
                            Gaming (provides technology to gaming and wagering
                            industry) (since July 1999) and chairman of Weirton Steel
                            Corp. (makes and finishes steel products) (since April
                            1996). He was the chief negotiator in the Strategic Arms
                            Reduction Talks with the former Soviet Union (1989-1991)
                            and the U.S. Ambassador to the Federal Republic of
                            Germany (1985-1989). Mr. Burt is a director or trustee of
                            22 investment companies for which Brinson Advisors, UBS
                            PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Meyer Feldberg; 59          Director. Mr. Feldberg is Dean and Professor of                      --
                            Management of the Graduate School of Business, Columbia
                            University. Prior to 1989, he was president of the Illinois
                            Institute of Technology. Dean Feldberg is also a director of
                            Primedia Inc. (publishing), Federated Department Stores,
                            Inc. (operator of department stores), Revlon, Inc.
                            (cosmetics) and Select Medical Inc. (healthcare services).
                            Dean Feldberg is a director or trustee of 30 investment
                            companies for which Brinson Advisors, UBS PaineWebber
                            or one of their affiliates serves an investment advisor,
                            sub-advisor or manager.

                                             Present Position with the                        Shares Owned
                                          Fund; Business Experience During                   Beneficially on
Nominee; Age                            Past Five Years; Other Directorships               December 31, 2001**
- ------------                            ------------------------------------               -------------------
George W. Gowen; 72        Director. Mr. Gowen is a partner in the law firm of                     --
                           Dunnington, Bartholow & Miller. Prior to May 1994, he
                           was a partner in the law firm of Fryer, Ross & Gowen.
                           Mr. Gowen is a director or trustee of 30 investment
                           companies for which Brinson Advisors, UBS PaineWebber
                           or one of their affiliates serves as investment advisor, sub-
                           advisor or manager.

William W. Hewitt, Jr.; 73 Director. Mr. Hewitt is retired. Since 1988, he has served              --
                           as a director or trustee on the boards of the Guardian Life
                           Insurance Company mutual funds. From 1990 to January
                           1995, Mr. Hewitt served as a director or trustee on the
                           boards of the Kidder, Peabody & Co. Incorporated mutual
                           funds. From 1986-1988, he was an executive vice president
                           and director of mutual funds, insurance and trust services of
                           Shearson Lehman Brothers Inc. From 1976-1986, he was
                           president of Merrill Lynch Funds Distributor, Inc.
                           Mr. Hewitt is a director or trustee of 22 investment
                           companies for which Brinson Advisors, UBS PaineWebber
                           or one of their affiliates serves as investment advisor, sub-
                           advisor or manager.

Morton L. Janklow; 71      Director. Mr. Janklow is senior partner of Janklow &                    --
                           Nesbit Associates, an international literary agency
                           representing leading authors in their relationships with
                           publishers and motion picture, television and multi-media
                           companies, and of counsel to the law firm of Janklow &
                           Ashley. Mr. Janklow is a director or trustee of
                           22 investment companies for which Brinson Advisors, UBS
                           PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Frederic V. Malek; 65      Director. Mr. Malek is chairman of Thayer Capital Partners              --
                           (merchant bank) and chairman of Thayer Hotel Investors III,
                           Thayer Hotel Investors II and Lodging Opportunities Fund
                           (hotel investment partnerships). From January 1992
                           to November 1992, he was campaign manager of Bush-
                           Quayle '92. From 1990 to 1992, he was vice chairman and,
                           from 1989 to 1990, he was president of Northwest Airlines
                           Inc. and NWA Inc. (holding company of Northwest Airlines
                           Inc.). Prior to 1989, he was employed by the Marriott
                           Corporation (hotels, restaurants, airline catering and contract feeding), where he most recently was an executive vice
                           president and president of Marriott Hotels and Resorts.

                                      Present Position with the                       Shares Owned
                                   Fund; Business Experience During                  Beneficially on
Nominee; Age                     Past Five Years; Other Directorships              December 31, 2001**
- ------------                     ------------------------------------              -------------------
                     Mr. Malek is also a director of Aegis Communications, Inc.
                     (tele-services), American Management Systems, Inc.
                     (management consulting and computer related services),
                     Automatic Data Processing, Inc. (computing services), CB
                     Richard Ellis, Inc. (real estate services), FPL Group, Inc.
                     (electric services), Classic Vacation Group (packaged
                     vacations), Manor Care, Inc. (health care), SAGA Systems,
                     Inc. (software company) and Northwest Airlines Inc.
                     Mr. Malek is a director or trustee of 22 investment
                     companies for which Brinson Advisors, UBS PaineWebber
                     or one of their affiliates serves as investment advisor,
                     sub-advisor or manager.

Carl W. Schafer; 66  Director. Mr. Schafer is president of the Atlantic                    --
                     Foundation (charitable foundation). He is a director of
                     Labor Ready, Inc. (temporary employment), Roadway
                     Express, Inc. (trucking), The Guardian Group of Mutual
                     Funds, the Harding, Loevner Funds, E.I.I. Realty Trust
                     (investment company), Electronic Clearing House, Inc.
                     (financial transactions processing), Frontier Oil Corporation and Nutraceutix, Inc. (biotechnology company). Prior to
                     January 1993, he was chairman of the Investment Advisory
                     Committee of the Howard Hughes Medical Institute.
                     Mr. Schafer is a director or trustee of 22 investment
                     companies for which Brinson Advisors, UBS PaineWebber
                     or one of their affiliates serves as an investment advisor, sub-advisor or manager.

William D. White; 67 Director. Mr. White is retired. From February 1989                    --
                     through March 1994, he was president of the National
                     League of Professional Baseball Clubs. Prior to 1989, he
                     was a television sportscaster for WPIX-TV, New York.
                     Mr. White served on the Board of Directors of Centel from
                     1989 to 1993 and until recently on the board of directors of
                     Jefferson Banks Incorporated, Philadelphia, PA. Mr. White
                     is a director or trustee of 22 investment companies for
                     which Brinson Advisors, UBS PaineWebber or one of their
                     affiliates serves as investment advisor, sub-advisor or
                     manager.

- --------
* Mrs. Alexander and Mr. Bewkes are "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.
** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

   The Board of Directors of the Fund met five times during the fiscal year ended November 30, 2001. Each Director (except Messrs. Beaubien, Hewitt, Janklow and White, each of whom was appointed as a director effective September 20, 2001) attended 75% or more of the board meetings during the last fiscal year. The Board has established an Audit and Contract Review Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit and Contract Review Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the independent auditors' independence; and (d) based upon its review of the above, recommended to the Board that the audited financial statements be included in the Fund's annual report to shareholders. The Audit and Contract Review Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Gowen, Hewitt, Janklow, Malek, Schafer and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund, and all of whom are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit and Contract Review Committee is also a member of a similar committee established by the boards of other investment companies for which Brinson Advisors or UBS PaineWebber serves as investment advisor. The Audit and Contract Review Committee met once during the fiscal year ended November 30, 2001 and each individual who was a member of the committee at that time, attended that meeting.

   Each board member who is not an "interested person" of the Fund receives, in the aggregate from Brinson and PACE Select mutual funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such mutual funds (or each relevant mutual fund in the case of a special meeting) pro rata based on the mutual funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of Brinson Advisors or one of its affiliates presently receives any compensation from the fund for acting as a board member or officer.

                              Compensation Table+

                                                            Total
                                                         Compensation
                                             Aggregate     From the
                                            Compensation Fund and the
                                                From         Fund
           Name of Person, Position          the Fund*    Complex**
           ------------------------         ------------ ------------
           Richard Q. Armstrong, Director..    $1,307      $79,500
           David J. Beaubien, Director.....    $   47      $59,155
           Richard R. Burt, Director.......    $1,157      $71,400
           Meyer Feldberg, Director........    $2,122      $91,798
           George W. Gowen, Director.......    $1,278      $89,279
           William W. Hewitt, Jr., Director    $   49      $71,033
           Morton L. Janklow, Director.....    $   47      $52,905
           Frederic V. Malek, Director.....    $1,307      $79,500
           Carl W. Schafer, Director.......    $1,307      $79,230
           William D. White, Director......    $   47      $59,155

- --------
+ Only independent board members are compensated by the funds for which Brinson Advisors or UBS PaineWebber serve as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation.
*  Represents fees paid to each Director during the fiscal year ended
   November 30, 2001.
** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 33 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 37 investment companies in the case of Messrs. Feldberg and Gowen; and (c) one investment company in the case of Messrs. Beaubien, Hewitt, Janklow and White for which Brinson Advisors, UBS PaineWebber or one their affiliates served as investment advisor, sub-advisor or manager. None of these funds has a bonus, pension, profit sharing or retirement plan.

Required Vote

   The election of each Director requires approval by a plurality of the votes cast at the Meeting on the matter, provided a quorum is present.

               THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
                           EACH NOMINEE IN PROPOSAL 1.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   The Fund's financial statements for the fiscal year ended November 30, 2001, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young will be preparing the Fund's federal and state annual income tax returns and will provide certain non-audit services. The Audit and Contract Review Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ended November 30, 2002. Ernst & Young has been the Fund's independent auditors since the Fund's inception in October 1992. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

   Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

   The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent calendar year and the review of the financial statements included in the Fund's reports to shareholders are approximately $34,400.

Financial Information Systems Design and Implementation Fees

   There were no fees billed by Ernst & Young for the most recent fiscal year end for professional services rendered for financial information systems design and implementation services or other services provided to the Fund. Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Fund.

All Other Fees

   There were approximately $113,100 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Fund.

                              EXECUTIVE OFFICERS

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

      Thomas Disbrow, age 35, vice president and assistant treasurer (appointed February 2000). Mr. Disbrow is a director and a senior manager of the mutual fund finance department of Brinson Advisors. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

      Amy R. Doberman, age 39, vice president (appointed September 2000) and secretary (appointed May 2001). Ms. Doberman is an executive director and general counsel of Brinson Advisors. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the Securities and Exchange Commission.
   Ms. Doberman is a vice president and secretary of 24 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

      Elbridge T. Gerry III, age 44, vice president of the Fund (appointed in November 2000). Mr. Gerry is a managing director and chief investment officer--fixed income of Brinson Advisors. Mr. Gerry is a vice president of 11 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

      Kevin J. Mahoney, age 36, vice president and assistant treasurer (appointed May 1999). Mr. Mahoney is a director and a senior manager of the mutual fund finance department of Brinson Advisors. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Mr. Mahoney is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

      Emil Polito, age 41, vice president of the Fund (appointed in February
   2001). Mr. Polito is an executive director and head of investment support and mutual fund services of Brinson Advisors. From July 2000 to October
   2000, he was a senior manager of investment systems at Dreyfus Corp. Prior to July 2000, Mr. Polito was a senior vice president and director of operations and control for Brinson Advisors. Mr. Polito is a vice president of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

      Paul H. Schubert, age 39, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is an executive director and head of the mutual fund finance department of Brinson Advisors. Mr. Schubert is a vice president and treasurer of 22 investment companies and treasurer and principal accounting officer of 2 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

      Brian M. Storms, age 47, president of the Fund (appointed November 2000). Mr. Storms is chief operating officer (since September 2001) and president of Brinson Advisors (since March 1999). Mr. Storms was chief executive officer of Brinson Advisors from October 2000 to September 2001. He was president of Prudential Investments (1996-1999). Prior to joining Prudential Investments he was a managing director at Fidelity Investments. Mr. Storms is president of 22 investment companies and president and trustee of 2 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

      Stuart Waugh, age 46, vice president of the Fund (appointed September
   1992). Mr. Waugh is an executive director and a portfolio manager of Brinson Advisors responsible for global fixed income investments and currency trading. Mr. Waugh is a vice president of two investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

      Keith A. Weller, age 40, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a director and senior associate general counsel of Brinson Advisors. Mr. Weller is a vice president and assistant secretary of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Gerry. This delayed report did not involve any transaction in the Fund's common stock but rather related to his election as an officer. The Fund is not aware of any outstanding report required to be filed by any board member.

                             SHAREHOLDER PROPOSALS

   Any shareholder who wishes to submit proposals to be considered at the Fund's 2003 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than October 3, 2002 and must satisfy other requirements of the federal securities laws.

                                OTHER BUSINESS

   Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the Board of Directors,


                                          AMY R. DOBERMAN
                                          Secretary

January 28, 2002

       It is important that you execute and return your proxy promptly.

                                                                      EXHIBIT A

                  AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER

Establishment and Purpose

   The Audit and Contract Review Committee (the "Committee") of the Boards of Trustees and Boards of Directors (each, a "Board" and collectively, the "Boards") of the funds for which Brinson Advisors, Inc. ("Brinson Advisors") serves as investment adviser or investment manager (each, a "Fund" and collectively, the "Funds") is hereby established on this the 12th day of September, 2001. The two primary purposes of the Committee are to oversee the Funds' accounting and financial reporting policies, practices and internal controls as required by the Investment Company Act of 1940, as amended (the "Act") and, for those Funds organized as closed-end investment management companies, the rules of the New York Stock Exchange, Inc. or other relevant securities exchange, if any, on which shares of the Fund are listed, and to review the performance by certain service providers of their contracts and arrangements with the Funds as required by the Act.

   In connection with the oversight of each Fund's accounting and financial reporting policies, practices and internal controls, the Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and each Fund's financial statements, act as a liaison between the Boards and each Fund's independent auditors and periodically report to the Boards. In performing its duties, the Committee shall have unrestricted access to the Boards' Trustees and Directors, the independent auditors, Fund officers, and the senior management of Brinson Advisors.

   With respect to its contract review function, the Committee will consider the performance of the Funds' investment advisor or investment manager (as appropriate) and administrator, sub-advisors, distributor and all other service providers. The Committee will determine whether compensation paid by the Funds pursuant to their contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered. In performing its duties, the Committee shall have unrestricted access to the Funds' Trustees and Directors, the officers of the Funds and senior management of each service provider.

Composition

   The Committee shall be composed of all the independent Trustees/Directors of the Funds. The Boards shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve for an initial interim term of one year and, thereafter, for successive terms of three years.

   Each member of the Committee must meet the independence and experience requirements set forth in Appendix A.

Meetings

   The Committee shall meet on a regular basis, but not less frequently than annually. An agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairperson may invite the Funds' officers and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds' officers and other parties.

   A majority of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

   The Chairperson shall report to the Boards on the result of its deliberations and make such recommendations as deemed appropriate.

Duties and Responsibilities

   As a general rule, the Funds' independent auditors are ultimately accountable to the applicable Board and the Committee, and the Committee and the Boards have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors of the Funds. In addition, the Committee shall have the following specific duties and responsibilities for each Fund:

  Audit Oversight

   . Recommend to the Board the selection of an independent public accounting firm.

   . Review the scope of the Fund's proposed audit each year, including the extent of audit and non-audit services provided to the Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

   . Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1.

   . Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

   . Recommend to the Board appropriate actions in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the auditors.

   . Discuss with management the performance of the independent auditors, management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board regarding the retention of the independent auditors.

   . Review and discuss with the independent auditors and management the Fund's annual report to shareholders and significant accounting policies underlying the report and its presentation to the public.

   . Discuss with the Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

   . Discuss with the Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

   . Review with the independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

   . As necessary, review with the independent auditors and management any "illegal acts," as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Fund's financial statements.

   . Make recommendations to the Board, based on the Committee's review and discussions with the Fund's independent auditors and management, with respect to the Fund's financial statements as to whether the financial statements should be included in the Fund's annual report for the previous fiscal year.

  Contract Review

   . Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

   . Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

   . Meet with such representatives of the service providers as the Committee deems necessary.

   . Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

   . Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

  Other

   .   Review with the Fund's investment manager and sub-advisors:

      (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

      (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

Limits on Committee Liability

   The Audit and Contract Review Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the audit committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

   This charter may be amended by a vote of a majority of the Committee members.

                                                                     APPENDIX A

Independence Requirements

   In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

   . A Director/Trustee who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director/Trustee could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

   . A Director/Trustee: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors/Trustees of that Fund determines in its business judgment that the relationship does not interfere with the Director's/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director/Trustee, and, if applicable, to the organization with which the Director/Trustee is affiliated.

       "Business relationship" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director/Trustee is affiliated and the Fund,
       (b) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director/Trustee and the Fund.

   . A Director/Trustee who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

   . A Director/Trustee who is an "Immediate Family' member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

Exceptions

   One Independent Director/Trustee who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors/Trustees of the Brinson Advisors Funds, under exceptional and limited circumstances, determine that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

Experience Requirements

   Each member of the Committee must be "financially literate". A member of the Committee will be deemed to be "financially literate" if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

Financial Expertise Requirements

   At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

- -----------------------------
      STRATEGIC GLOBAL
      INCOME FUND, INC.
- -----------------------------

Proxy
Statement

                                                  -----------------------------
                                                        STRATEGIC GLOBAL
                                                        INCOME FUND, INC.
                                                  -----------------------------

                                                             -------------------
                                                               Notice of
                                                               Annual Meeting
                                                               to be held on
                                                               March 21, 2002
                                                               and
                                                               Proxy Statement
                                                             -------------------

                                                                    COMMON STOCK
                                                                       PROXY

                       STRATEGIC GLOBAL INCOME FUND, INC.

                 Annual Meeting of Shareholders - March 21, 2002

    The undersigned hereby appoints as proxies Scott Griff and Marissa Duran-Cruz and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Directors of Strategic Global Income Fund, Inc.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9388, Boston, MA 02205-9966. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                  SIDE


- --------------------------------------------------------------------------------

 _
|X| Please mark
 -  votes as in
    this example.

The Board of Directors recommends a vote "FOR"

1. To elect as directors:
   Nominees: (01) Margo N. Alexander, (02) Richard Q. Armstrong,
             (03) David J. Beaubien, (04) E. Garrett Bewkes, Jr.,
             (05) Richard R. Burt, (06) Meyer Feldberg, (07) George W. Gowen,
             (08) William W. Hewitt, Jr., (09) Morton L. Janklow,
             (10) Frederic V. Malek, (11) Carl W. Schafer,
             (12) William D. White.
                         __        __
                 FOR    |  |      |  |  WITHHOLD
                 ALL    |__|      |__|  FROM ALL
               NOMINEES                 NOMINEES

 __
|  |
|__| ______________________________________
     For all nominees except as noted above


                                                       __
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         |  |
                                                      |__|

This proxy will not be voted unless it is dated and signed exactly as instructed below:

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

Sign exactly as name appears hereon.



Signature:
(if held jointly)_______________________ Date:____________  Signature:___________________________ Date:_______________
